                                                                   EXHIBIT 10.28
                          LOUDEYE TECHNOLOGIES, INC.

                    SEVERANCE AGREEMENT AND MUTUAL RELEASE

     This Severance Agreement and Mutual Release ("Agreement") is entered into
                                                   ---------
as of July 17, 2000 (the "Effective Date") by and between Loudeye Technologies,
                          --------------
Inc., a Delaware corporation (the "Company") and Mike McHenry ("Employee").
                                   -------                      --------

     WHEREAS, Employee has been employed by the Company;

     WHEREAS, the Company and Employee have mutually agreed to terminate the employment relationship and to release each other from any claims arising from or related to the employment relationship;

     NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as the "Parties") hereby agree as
                                                       -------
follows:

     1.   Resignation and Termination.  Employee hereby resigns from the Company
          ---------------------------
          effective July 17, 2000 (the "Termination Date") and such resignation
                                        ----------------
          is hereby accepted by the Company. Employee acknowledges his resignation is in lieu of a pending involuntary separation from the Company.

     2.   Consideration.  In consideration for the release of claims set forth
          -------------
          below and other obligations under this Agreement, Employee will be given: (a) $65,000.00 or six months of severance pay (less applicable tax withholding, and paid in accordance with the Company's normal payroll practices, (b) payment of Employee's Cobra premiums including dependents through January, 2001, (c) payment in full of accrued but unused vacation days totaling $5,856.65, and (d) payment of one way trip coach ticket and 2 days expenses not to exceed $3,000.00 (d) payment of all unreimbursed business expenses incurred by Employee prior to the Termination Date. In recognition of Employee's willingness to enter into this Agreement, Employer agrees that it will not oppose Employee's application for unemployment compensation.

     3.   Stock Interests
          ---------------

          (a)    Stock Options. The Employee has vested and exercised 81,250
                 -------------
                 shares as of July 17, 2000. The Employee has vested and NOT yet exercised 20,313 shares as of July 17, 2000 according to the terms of the 1998 Stock Option Agreement. In accordance with the terms of this plan, vested options will be exercisable at $.06 until October 17, 2000 (90 days following the Termination
                 Date).

          (b)    Disclaimer of Further Interest.  Except as set forth in this
                 ------------------------------
                 Section 3, Employee acknowledges that as of the Termination Date, Employee will have no right, title or interest in or to any additional shares of the Company's capital stock under the agreements referenced herein or any other document, instrument or arrangement with the Company.

     4.   Benefits. Upon resignation, Employee and/or his covered dependents may
          --------
          elect COBRA medical, dental and vision plan continuation coverage for Employee and/or his covered dependents and the Company will reimburse the Employee for six months under such conditions as are provided by COBRA.

     5.   Nondisparagement. Employee and Company shall not participate or concur
          ----------------
          in any remarks or actions that are disparaging or detrimental in any way regarding the other. In addition, the parties agree to participate in any disparaging remarks regarding any related, affiliated or subsidiary organizations.

     6.   Property Return.  Upon presentation of this resignation and release
          ---------------
          agreement, Employee shall immediately review all personal items and return to Employer all company-owned property in Employee's possession, such as all keys to company buildings or property, all company-owned equipment, all company software, documents and papers (such as reports, sales data, business plans, notebook entries, and files), all company credit cards, and all other Company property. Employee shall destroy personal copies of such property and shall not use or transfer same to others.

     7.   Release of Claims.  Employee agrees that the foregoing consideration
          -----------------
          represents settlement in full of all outstanding obligations owed to Employee by the Company. The Company and Employee, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations and assigns from any claim, duty, obligation or cause of action relating to any matters of any kind, whether known or unknown, suspected or unsuspected, that either of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and termination of that relationship;

          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company;

          (c) any and all claims for personal injury, including but not limited to wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to: the Washington State Law against discrimination, Title VII of the Civil Rights Act of 1964, the Employee Retirement Income Security Act, the Age Discrimination in Employment Act and the Delaware General Corporations Act;

          (e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

          (f)  any and all claims for attorney's fees and costs.

          The Company and Employee agree that the release set forth in this
          Section 7 shall be and remain in effect in all respects as a complete and general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

     8.   Acknowledgment of Waiver of Claims Under ADEA.  Employee acknowledges
          ---------------------------------------------
          that he is waiving and releasing any rights Employee may have under the Age Discrimination in Employment Act of 1967 (the "ADEA") and that
                                                                 ----
          the waiver and release is knowing and voluntary. Employee and the Company agree that the waiver and release does not apply to any rights or claims that may arise under the ADEA after the date of this Agreement. Employee acknowledges that the consideration given for this Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-one (21) days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the parties to revoke this Agreement (the "Revocation Period"); and (d)
                                                 -----------------
          this Agreement shall not be effective until the Revocation Period has expired.

     9.   Confidentiality. The parties each agree to use their best efforts to
          ---------------
          maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information").
                                                    ----------------------

     10.  No Other Filings.  Employee represent that he has not filed any claim
          ----------------
          that was released in this Agreement against Company or its releasees, that is engaged or is preparing to engage in any releases, and that he will not do so at any time in the future; however this will not limit the Employee from filing a claim to enforce the terms of this Agreement.

     11.  Nondisclosure of Confidential and Proprietary Information. Employee
          ---------------------------------------------------------
          agrees that at all times hereafter, Employee shall not intentionally divulge, furnish or make available to any party any of the trade secrets, patents, patent applications, price decisions or determinations, inventions, customers, proprietary information or other intellectual property rights of the Company, until after such time as such information has become publicly known otherwise than by act of Employee. Employee further agrees that he will return all the Company's property and confidential and proprietary information in his possession to the Company within five
          (5) business days after the Termination Date.

          Employee further acknowledges that during the course of his employment, he has acquired highly personal and confidential information about Employer's directors, shareholders, officers, agents, representatives and employees, past and present, their families, friends, business associates, investments, financial affairs, and business interests. Employees agrees that he will respect the confidences of these individuals and will not at any time directly or indirectly divulge or disclose for any purpose whatsoever, or use for his own benefit, any confidential information that has been obtained by or disclosed to Employee as a result of his employment with Employer.

          The obligations under this paragraph are not intended to restrict transactions in the Company's securities by Employee beyond those imposed by law or any other agreement to which Employee is a party.

     12.  Breach of this Agreement.  Employee acknowledges that upon breach of
          ------------------------
          the confidential and proprietary information provision contained in
          Section 11 of this Agreement, the Company would sustain irreparable harm from such breach, and, therefore, Employee agrees that in addition to any other remedies which the Company may have for any breach of this Agreement or otherwise, the Company shall be entitled to obtain equitable relief, including specific performance and injunctions, restraining Employee from committing or continuing any such violation of this Agreement.

     13.  Non-Competition Agreement. In order to ensure that the value of
          -------------------------
          Employer's business will not be diminished by interference with Employer's business or business prospects, Employee agrees that he will not compete with Employer's business for a period of six months. Specifically, Employee agrees that for twelve months, he will not, within the USA, directly or indirectly be an independent contractor or be employed by, own, manage, operate, join, control or participate in the management, operation or control of, or be connected with any company or business which offers or is preparing to offer any product or service which directly competes with any product or service offered by the Company at the Effective Date or which the Company was preparing to offer at the Effective Time.

     14.  Nonsolicitation.  For a period of six months from the date of this
          ---------------
          Agreement, Employee will not directly or indirectly: (a) hire, engage or participate in any effort or act to solicit the customers, suppliers, associates or employees of the Company to cease doing business or terminate their association with the Company; or (b) encourage or solicit any customer, supplier, associate or employee of the Company to breach any contractual or employment obligation with the Company.

     15.  No Representations.  Each Party represents that it has carefully read
          ------------------
          and understands the scope and effect of the provisions of this Agreement. Neither Party has relied upon any representations or statements made by the other Party which are not specifically set forth in this Agreement.

     16.  Severability.  In the event that any provision hereof becomes or is
          ------------
          declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     17.  Arbitration. The Parties shall attempt to settle all disputes arising
          -----------
          in connection with this Agreement through good faith consultation. In the event no agreement can be reached on such dispute within fifteen
          (15) days after notification in writing by either Party to the other concerning such dispute, the dispute shall be settled by binding arbitration to be conducted in Seattle, Washington before the American Arbitration Association in accordance with its rules, or by a judge to be mutually agreed upon. The arbitration decision shall be final, conclusive and binding on both Parties and any arbitration award or decision may be entered in any court having jurisdiction. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties further agree that the prevailing party in any such proceeding shall be awarded reasonable attorneys' fees and costs.

     18.  Entire Agreement.  This Agreement represents the entire agreement and
          ----------------
          understanding between the Company and Employee concerning Employee's separation from the Company and supersedes and replaces any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company other than the Stock Option Agreement described in Section 3 and the Nondisclosure Agreement.

     19.  No Oral Modification.  This Agreement may only be amended in writing
          --------------------
          signed by Employee and the Company.

     20.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
          State of Washington.

     21.  Counterparts.  This Agreement may be executed in counterparts, and
          ------------
          each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     22.  Assignment.  This Agreement may not be assigned by Employee or the
          ----------
          Company without the prior written consent of the other Party. Notwithstanding the foregoing, this Agreement may be assigned by the Company to a corporation controlling, controlled by or under common control with the Company without the consent of Employee.

     23.  Authority.  The Company represents and warrants that the undersigned
          ---------
          has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     24.  Voluntary Execution of Agreement.  This Agreement is executed
          --------------------------------
          voluntarily and without any duress or undue influence on the part or behalf of the parties hereto, with the full intent of releasing all claims. The parties acknowledge that:

          (a)  They have read this Agreement;

          (b) They have been represented in the preparation, negotiation and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

          (c) They understand the terms and consequences of this Agreement and of the releases it contains; and

          (d) They are fully aware of the legal and binding effect of this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Severance Agreement and Mutual Release on the respective dates set forth below.

                                   LOUDEYE, INC.


                                   By: /s/ Martin Tobias
                                       ---------------------------

                                   Title: CEO
                                          ------------------------

                                   Dated: July 17, 2000
                                          -------

                                   Martin Tobias, an individual
                                   -------------
                                   (Print Name)
                                   EMPLOYEE

                                   /s/ Mike McHenry
                                   -------------------------------
                                   (Signature)

                                   Dated: 7-27-, 2000
                                          -----